RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2025
Disclosure of transactions between related parties [abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
Brookfield Renewable’s related party transactions are recorded at the exchange amount and are primarily with Brookfield.
Brookfield Renewable and Brookfield have entered into, or amended, the following material agreements:
Principal Agreements
Limited Partnership Agreements
Each of the amended and restated limited partnership agreements of Brookfield Renewable and BRELP outline the key terms of the partnerships, including provisions relating to management, protections for limited partners, capital contributions, distributions and allocation of income and losses. BRELP’s general partner is entitled to receive incentive distributions from BRELP as a result of its ownership of the general partnership interest in BRELP. The incentive distributions are to be calculated in increments based on the amount by which quarterly distributions on the limited partnership units of BRELP exceed specified target levels as set forth in the amended and restated partnership agreement.
Master Services Agreement
Brookfield Renewable entered into an agreement with Brookfield Corporation pursuant to which Brookfield Corporation has agreed to provide oversight of the business and provide the services of senior officers to Brookfield Renewable for a management service fee. The fee is paid on a quarterly basis and has a fixed quarterly component of $5 million and a variable component calculated as a percentage of the increase in the total capitalization value of Brookfield Renewable over an initial reference value (subject to an annual escalation by a specified inflation factor beginning on January 1, 2013). Total capitalization value as of December 31, 2025 is $26 billion, which against the initial reference value of $8 billion and factoring in the annual amount of $28 million (as adjusted for inflation), resulted in a management service fee payment for the year ended December 31, 2025 of $223 million (2024: $204 million and 2023: $205 million).
Relationship Agreement
Since inception, Brookfield Renewable has had a Relationship Agreement with Brookfield pursuant to which Brookfield has agreed, subject to certain exceptions, that Brookfield Renewable will serve as its primary vehicle through which it will directly or indirectly, acquire renewable power assets on a global basis.
BRELP Voting Agreement
In 2011, Brookfield Renewable entered into a voting agreement with Brookfield pursuant to which Brookfield Renewable, through BRPL, has a number of voting rights, including the right to direct all eligible votes in the election of the directors of BRELP’s general partner.
Power Services Agreements
Power Agency Agreements
Certain Brookfield Renewable subsidiaries entered into Power Agency Agreements appointing Brookfield as their exclusive agent in respect of the sale of electricity, including the procurement of transmission and other additional services. In addition, Brookfield scheduled, dispatched and arranged for transmission of the power produced and the power supplied to third-parties in accordance with prudent industry practice. Pursuant to each Agreement, Brookfield was entitled to be reimbursed for any third party costs incurred, and, in certain cases, received an additional fee for its services in connection with the sale of power and for providing the other services.
On closing of the Energy Marketing Internalization, all Power Agency Agreements were transferred by Brookfield to Brookfield Renewable.
Revenue Agreements
Contract Amendments
In the first quarter of 2021, two long-term power purchase agreements for sale of energy generated by hydroelectric facilities owned by Great Lakes Power Limited (“GLPL”) and Mississagi Power Trust (“MPT”) were amended and Brookfield’s third-party power purchase agreements associated the sale energy generated by GLPL and MPT were reassigned.
Historically, the power purchase agreements required Brookfield to purchase energy generated by GLPL and MPT at an average price of C$100 per MWh and C$127 per MWh, respectively, both subject to an annual adjustment equal to a 3% fixed rate. The GLPL and MPT contracts with Brookfield each had an initial term to December 1, 2029, and Brookfield Renewable will have an option to extend a fixed price commitment to GLPL from Brookfield through 2044 at a price of C$60 per MWh. There were no changes to the terms following the assignment of the third-party power purchase agreements from Brookfield to GLPL and MPT.
There were no amendments to or termination of the agreement that gives Brookfield Renewable the option to extend a fixed price commitment to GLPL from Brookfield from December 1, 2029 through 2044 at a price of C$60 per MWh.
Energy Revenue Agreement
In 2018, the energy revenue agreement between Brookfield and several entities owned by Brookfield Renewable was effectively amended.
Brookfield will support the price that Brookfield Renewable receives for energy generated by certain facilities in the United States at a price $75 per MWh. This price is to be increased annually on January 1 until 2021 by an amount equal to 40% of the increase in the CPI during the previous calendar year, but not exceeding an increase of 3% in any calendar year. The price was reduced by $3 per MWh per year from 2021 to 2025 and will be further reduced by $5.04 per MWh in 2026. The energy revenue agreement will terminate in 2046 and provides Brookfield the right to terminate the agreement in 2036.
Other Revenue Agreements
Pursuant to a power guarantee agreement, Brookfield purchased all energy from the two facilities of Hydro Pontiac Inc. at a price of C$68 per MWh, increased annually each calendar year beginning in 2010 by an amount equal to 40% of the increase in the CPI during the previous calendar year. This power guarantee agreement was scheduled to commence in 2019 for one facility and in 2020 for the other, upon the expiration of existing third-party power agreements. The agreement with Brookfield had an initial term to 2029 and automatically renewed for a successive 20-year period with certain termination provisions. On closing of the Energy Marketing Internalization, the power guarantee agreement with Hydro Pontiac Inc. was transferred to Brookfield Renewable.
In addition, Brookfield Renewable from time to time may enter into other power purchase agreements with Brookfield and its subsidiaries to deliver electricity, attributes related to generation and other related services. These agreements are typically entered into at market rates.
Voting Agreements
Brookfield Renewable entered into voting agreements with Brookfield whereby Brookfield, as managing member of entities related to the Brookfield Americas Infrastructure Fund (the “BAIF Entities”) in which Brookfield Renewable holds investments in power generating operations with institutional partners, agreed to assign to Brookfield Renewable their voting rights to elect the Boards of Directors of the BAIF Entities. Brookfield Renewable’s economic interests in the BAIF Entities in the United States is 22%.
Brookfield Renewable entered into voting agreements with certain Brookfield subsidiaries whereby these subsidiaries, as managing members of entities related to Brookfield Infrastructure Fund II (the “BIF II Entities”) in which Brookfield Renewable holds investments in power generating operations with institutional partners, agreed to provide to Brookfield Renewable the authority to direct the election of the Boards of Directors of the BIF II Entities. Brookfield Renewable’s economic interests in the BIF II Entities are between 40% and 57%.
Except as set out below in respect to TerraForm Power, Brookfield Renewable entered into voting agreements with certain Brookfield subsidiaries as managing members of entities related to Brookfield Infrastructure Fund III (the “BIF III Entities”) in which Brookfield Renewable holds investments in power generating operations with institutional partners, Brookfield agreed to provide to Brookfield Renewable the authority to direct the election of the Boards of Directors of the BIF III Entities. Brookfield Renewable’s economic interests in the BIF III Entities are between 29% and 31%.
Brookfield Renewable holds its interest in its Colombian operations as part of a consortium. The consortium in turn holds its interest in Isagen through an entity (“Hydro Holdings”) which is entitled to appoint a majority of the board of directors of Isagen. The general partner of Hydro Holdings is a controlled subsidiary of Brookfield Renewable. Brookfield Renewable is entitled to appoint a majority of Hydro Holdings’ board of directors, provided that Brookfield Corporation and its subsidiaries (including Brookfield Renewable) collectively are (i) the largest holder of Hydro Holdings’ limited partnership interests, and (ii) hold over 30% of Hydro Holdings’ limited partnership interests. Brookfield Renewable currently meets this ownership test and is entitled to appoint a majority of the board of directors.
Brookfield Renewable holds its interest in Neoen as part of a consortium. The consortium in turn holds its interest in Neoen through an entity (“BRHL Holdco”). BRHL Holdco is a controlled subsidiary of Brookfield Renewable. BRHL Holdco director votes are weighted so that the directors appointed by each consortium member exercise a number of votes proportionate to such consortium member’s percentage interest in BRHL Holdco. Brookfield Renewable is entitled to vote a majority of the director votes, provided that Brookfield Corporation and its subsidiaries (including Brookfield Renewable) collectively (i) are the largest holder of BRHL Holdco’s equity securities and (ii) hold at least 40% of BRHL Holdco’s equity securities. Brookfield Renewable currently meets this ownership test and is entitled to vote a majority of the director votes.
Simultaneously with the completion of the TerraForm Power acquisition, Brookfield Renewable entered into voting agreements with a controlled affiliate of Brookfield to transfer the power to vote their respective shares held of TerraForm Power to Brookfield Renewable. As a result, Brookfield Renewable controls and consolidates TerraForm Power.
Brookfield Renewable entered into voting agreements with certain Brookfield subsidiaries whereby these subsidiaries, as managing members of entities related to Brookfield Infrastructure Fund IV (the “BIF IV Entities”) and Brookfield Infrastructure Fund V (the “BIF V Entities”) in which Brookfield Renewable holds investments in power generating operations with institutional partners, agreed to provide to Brookfield Renewable the authority to direct the election of the Boards of Directors of the BIF IV and V Entities. Brookfield Renewable’s economic interests in the BIF IV Entities is 25% and 25% to 28% in BIF V Entities.
Brookfield Renewable entered into voting agreements with certain Brookfield subsidiaries whereby these subsidiaries, as managing members of entities related to Brookfield Global Transition Fund (the “BGTF I Entities”) and Brookfield Global Transition Fund II (the “BGTF II Entities”), agreed to provide to Brookfield Renewable the authority to direct the election of the Boards of Directors of the BGTF I and II Entities, giving Brookfield Renewable control or significant influence over the entities that own certain renewable power and sustainable solution investments with institutional partners. Brookfield Renewable’s economic interest in BGTF I Entities is 20% and holds 9% to 28% in BGTF II Entities.
Brookfield Renewable entered into a voting agreement with Brookfield to gain control of BGTF Finco LLC, the primary borrower under the Brookfield Global Transition Fund subscription facility. The voting agreements provide Brookfield Renewable with control and accordingly, Brookfield Renewable consolidates the accounts of this entity.
Other Agreements
Credit facilities and funds on deposit
Brookfield Corporation has provided a $400 million unsecured revolving credit facility maturing in December 2030 and the draws bear interest at the Secured Overnight Financing Rate plus 1.80%. As at December 31, 2025, there were no draws on the committed unsecured revolving credit facility provided by Brookfield Corporation.
Brookfield Corporation may from time to time place funds on deposit with Brookfield Renewable which are repayable on demand including any interest accrued. There were nil funds placed on deposit with Brookfield Renewable as at December 31, 2025 (2024: nil). The interest expense on the Brookfield Corporation credit facility and deposit for the year ended December 31, 2025 totaled nil (2024: nil and 2023: nil).
During the fourth quarter of 2025, an associate of Brookfield Renewable signed a tax credit transfer agreement for $111 million with a private fund managed by BAM.
From time to time Brookfield Renewable may enter into short-term arrangements with private funds consolidated by Brookfield that permit such entities to place funds on deposit with Brookfield Renewable up to a limit of $750 million per deposit. Interest earned or incurred on such deposits fall between the interest rate that would otherwise be payable by Brookfield Renewable under its commercial paper program or credit facilities with unrelated parties and the interest rate that would otherwise be available to the applicable depositing party in similar transactions on an arms’ length basis with unrelated parties. Each deposit carries a maturity date which must not exceed three months, however the private fund consolidated by Brookfield may request repayment upon three business days' written notice. As at December 31, 2025, there were $268 million (2024: nil) of funds placed on deposit with Brookfield Renewable, which carries an interest rate of 4.02%. Deposits placed are reflected within due to related parties on the consolidated statements of financial position. The interest expense paid on the deposits for year ended December 31, 2025 totaled approximately less than $1 million (2024: nil).
Brookfield Renewable participates with institutional partners in Brookfield Americas Infrastructure Fund, Brookfield Infrastructure Fund II, Brookfield Infrastructure Fund III, Brookfield Infrastructure Fund IV, Brookfield Infrastructure Fund V, Brookfield Infrastructure Debt Fund, Brookfield Global Transition Fund I, Brookfield Global Transition Fund II, and The Catalytic Transition Fund (“Private Funds”). Brookfield Renewable, together with our institutional partners, has access to financing under Brookfield sponsored credit facilities.
From time to time, Brookfield Wealth Solutions and its related entities may agree to provide financing to Brookfield Renewable. In addition, Brookfield Wealth Solutions and its related entities may also participate, alongside unaffiliated third parties on market terms and at market rates, in capital raises undertaken by Brookfield Renewable that are recognized within preferred limited partners’ equity, corporate and non-recourse borrowings in the statement of financial position. During the year ended December 31, 2025, Brookfield Renewable, together with its institutional partners, agreed to $200 million of tax equity financings through a preferred equity structure accounted for in accordance with IFRS 9 with Brookfield Wealth Solutions. As at December 31, 2025, Brookfield Renewable, together with its institutional partners, had the following balances owing to Brookfield Wealth Solutions: $58 million of non-recourse borrowings (December 31, 2024: $65 million); $7 million of corporate borrowings (December 31, 2024: $7 million); $49 million of tax equity financings classified as financial instrument liabilities (December 31, 2024: $1 million); $11 million of preferred limited partners equity (December 31, 2024: $10 million); and $750 million of borrowings classified as due to related party (December 31, 2024: $348 million).
Subsidiaries of Brookfield Wealth Solutions may from time to time decide to participate in Brookfield Renewable’s equity offerings. In June 2023, a subsidiary of Brookfield Wealth Solutions participated in a private placement of LP units.
TERP Ownership Transfer
On December 28, 2023 a subsidiary of Brookfield Renewable transferred 13.75% of its interest in TerraForm Power to BEPC, a consolidated subsidiary. The intercompany transfer had no net impact to Brookfield Renewable’s financial statements. Brookfield Renewable continues to control and consolidate Terraform Power and there was no impact to its economic ownership. In conjunction with the transfer, Terraform Power declared a non-cash dividend to its shareholders resulting in a decrease of $483 million in Equity and an increase in due to related parties of $483 million.
Other Agreements
In 2011, on formation of Brookfield Renewable, Brookfield transferred certain development projects to Brookfield Renewable for no upfront consideration but is entitled to receive variable consideration on commercial operation or sale of these projects.
Brookfield Renewable from time to time may enter into agreements with Brookfield and its subsidiaries to transfer income tax credits generated by renewable energy projects. During the year ended December 31, 2025, Brookfield Renewable transferred $19 million (2024: $131 million) of income tax credits to Brookfield and its subsidiaries.
During the first quarter of 2025, Brookfield Renewable, together with its institutional partners, completed the sale of a 52 MW utility-scale solar asset in Jamaica owned by Neoen to an associate of Brookfield Renewable for proceeds of approximately $19 million (approximately $2 million net to Brookfield Renewable). The asset was subject to a pre-existing sale and purchase agreement negotiated at arm's length that was entered into prior to Brookfield Renewable acquiring Neoen and therefore no gain or loss was recorded as a result of the transaction.
During the third quarter of 2025, Brookfield Renewable, together with its institutional partners, completed the sale of a 6% minority interest in a renewable operating and development platform in India for proceeds of $45 million ($9 million net to Brookfield Renewable) to an associate of the initial public offering’s (“IPO”) founder group to facilitate the IPO of equity shares by the platform. The disposal was treated as an equity transaction under IFRS 10, Consolidated Financial Statements and therefore no gain or loss was recorded as a result of the transaction. Brookfield Renewable, together with its institutional partners, provided financing to the associate for approximately $70 million ($14 million net to Brookfield Renewable) to facilitate the sale. The remainder of the proceeds were used to acquire additional shares from unaffiliated third parties, at an equivalent value, as part of the IPO process. Subsequent to year-end, as a result of the successful launch of the IPO, a 3% interest was transferred to a member of the IPO Founder Group for nominal consideration, as part of a pre-existing agreement.
During the fourth quarter of 2025, Brookfield Renewable completed the acquisition of an incremental 15% ownership in Isagen for $1 billion from institutional partners within a private fund consolidated by Brookfield, at a value equivalent to the purchase price agreed to with an unaffiliated third party. Brookfield Renewable increased its ownership in the business to approximately 37.3% and continues to consolidate the business. In connection with closing of the transaction, Brookfield Renewable obtained $400 million in financing from Brookfield Wealth Solutions.
During the fourth quarter of 2025, Brookfield Renewable, together with its institutional partners, completed the sale of a 25% interest in a 403 MW portfolio of operating hydroelectric assets in the U.S. for proceeds of approximately $230 million ($111 million net to Brookfield Renewable) to a private fund managed by BAM, at a value equivalent to what was agreed to with an unaffiliated third party.
During the fourth quarter of 2025, Brookfield Renewable, together with its institutional partners, agreed to contribute its 100% interest in a 200 MW Spanish distributed generation business with a fair value of approximately €116 million ($136 million) into a U.K. distributed generation joint venture with a Brookfield Renewable associate for an additional 16% interest.
During the fourth quarter of 2025, Brookfield Renewable, together with its institutional partners, completed the sale of a 100% interest in a 1.5 GW portfolio of operating distributed generation assets in the U.S. 53% was sold, for proceeds, net of transaction costs, of approximately $1.1 billion ($445 million net to Brookfield Renewable), to a private fund managed by BAM, at a value equivalent to what was agreed to with the unaffiliated third party that acquired the remaining 47%.
During the fourth quarter of 2025, a subsidiary of Brookfield Corporation purchased 6,967,670 LP Units at the LP unit offering price of $29.90 (net of underwriting commissions).
Subsequent to year-end, Brookfield Renewable, together with its institutional partners, agreed to the sale of a 2.3 GW U.S. renewables portfolio for proceeds of approximately $1.3 billion ($316 million net to Brookfield Renewable), of which 33.3% was agreed to be sold to a private fund managed by BAM, at a value equivalent to what was agreed to with the unaffiliated third parties that agreed to acquire the remaining 66.6% interest in the portfolio. The closing of this transaction is subject to customary closing conditions.
The following table reflects the related party agreements and transactions in the consolidated statements of income (loss), for the years ended December 31:

(MILLIONS)	2025	2024	2023
Revenues
Power purchase and revenue agreements	$18	$—	$14
Development services	23	—	—
	$41	$—	$14

Other income
Gain on disposition	$—	$23	$—
Interest and other investment income	19	—	—
Distribution income	—	3	8
	$19	$26	$8

Direct operating costs
Other related party services	$(22)	$(12)	$(5)

Interest expense
Borrowings	$(189)	$(63)	$(35)
Contract balance accretion	(31)	(30)	(26)
	$(220)	$(93)	$(61)

Other
Other related party services (expense) income	$—	$5	$3
Financial instrument gain	1	3	21
	$1	$8	$24

Management service costs	$(223)	$(204)	$(205)

Current income tax
Investment tax credits	$19	$131	$—
The following table reflects the impact of the related party agreements and transactions on the consolidated statements of financial position as at December 31:

(MILLIONS)	Related party	2025	2024
Current assets
Trade receivables and other current assets
Contract asset	Brookfield	$74	$65
Due from related parties
Amounts due from	Brookfield(1)	511	573
	Equity-accounted investments and other	433	300
		944	873
Assets held for sale	Equity-accounted investments and other	—	125
Financial instrument assets	Brookfield	—	38

Non-current assets
Financial instrument assets	Brookfield	71	—
Other long-term assets
Contract asset	Brookfield	209	250
Due from related parties	Equity-accounted investments and other	12	8

Current liabilities
Contract Liability	Brookfield	63	47

Due to related parties
Amounts due to	Brookfield(2)	4,427	4,005
	Equity-accounted investments and other	2,476	684
	Brookfield Wealth Solutions	123	123
Accrued distributions payable on LP units, BEPC exchangeable shares, class A.2 exchangeable shares, Redeemable/Exchangeable partnership units and GP interest	Brookfield	45	43
		7,071	4,855
Liabilities held for sale	Equity-accounted investments	9	31

Non-current liabilities
Financial instrument liabilities	Brookfield	—	13
	Brookfield Wealth Solutions	49	1
Due to related parties
Amounts due to	Brookfield	21	309
	Brookfield Wealth Solutions	627	225
	Equity-accounted investments and other	45	58
		693	592
Corporate borrowings	Brookfield Wealth Solutions	7	7

Non-recourse borrowings	Brookfield Wealth Solutions	58	65
Other long-term liabilities
Contract liability	Brookfield	679	686
Equity
Preferred limited partners equity	Brookfield Wealth Solutions	11	10
(1)Includes receivables of $378 million (2024: $376 million) associated with the Brookfield Global Transition Fund credit facility.
(2)Includes payables of $397 million (2024: $32 million), $511 million (2024: $87 million), and $2,454 million (2024: $3,493 million) associated with the Brookfield Infrastructure Fund IV, Brookfield Global Transition Fund, and Brookfield Global Transition Fund II credit facilities, respectively.
Current assets
Amounts due from Brookfield are interest bearing, unsecured and due on demand.
Current liabilities
Amounts due to Brookfield are unsecured, payable on demand and relate to recurring transactions.